UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): November 2, 2004

Emerson Electric Co.

(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri	63136

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:

(314) 553-2000

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

Quarterly and Fiscal Year Results Press Release

On November 2, 2004, a press release was issued regarding the fourth quarter and fiscal 2004 results of Emerson Electric Co. (EMR). A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The press release contains non-GAAP financial measures as such term is defined in Regulation G under the rules of the Securities and Exchange Commission. While Emerson believes these non-GAAP financial measures are useful in evaluating the company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies.

Item 7.01.    Regulation FD Disclosure.

        The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary
(Percent change. Trailing 3-month average versus prior year.)

	Jul '04	Aug '04	Sep '04
Process Management	+10 to +15	+10 to +15	+5 to +10
Industrial Automation	+15 to +20	+15 to +20	+15 to +20
Network Power	+15 to +20	+10	+5
Climate Technologies	+15 to +20	+10	0 to +5
Appliance and Tools	+5 to +10	+15	+5 to +10
Total Emerson	+10 to +15	+10 to +15	+5 to +10

September ‘04 Order Comments:

Solid orders continued across the company with favorable currency exchange rates contributing approximately 3 percentage points of the total +5% to +10% increase.

Process Management experienced solid orders across the majority of businesses in measurement and analytical, valves and regulators, and systems and solutions.

Orders in Industrial Automation were strong in all regions across nearly all businesses.

Orders in Network Power changed to +5% due to tougher comparisons with orders recovering in the prior year period, as well as weaker demand in the OEM business.

Climate Technologies orders have been impacted by slower growth in the U.S. residential air conditioning market and tougher prior year comparisons.

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Orders in the Appliance and Tools segment continued to expand with strong growth in storage and mixed results in the motors businesses.

Business Segment Name Changes

The names for the following three business segments have changed:

New Name	Former Name
Process Management	Process Control
Network Power	Electronics and Telecommunications
Climate Technologies	Heating, Ventilating, and Air Conditioning (HVAC)

No changes have been made in the composition or individual businesses that are a part of any of these segments. The names were changed to provide a better description of the nature of the markets that these Emerson segments participate.

Upcoming Investor Events

November 9, 2004 – Baird 2004 Industrial Conference
          Time: 4:45 pm Eastern Standard Time
          Presenter: David N. Farr, Chief Executive Officer
          Presentation: Will be posted at the presentation starting time in the Investor
          Relations area of Emerson's Web site at www.gotoemerson.com/financial

Updates and further details of these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate web site as they occur.

Item 9.01.    Financial Statements and Exhibits.

(c)   Exhibits

Exhibit Number	Description of Exhibits

99.1	Emerson's November 2, 2004 Press Release announcing its fourth quarter and fiscal 2004 results.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: November 2, 2004	By:	/s/ H.M. Smith
H. M. Smith Assistant General Counsel and Assistant Secretary

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EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Emerson's November 2, 2004 Press Release announcing its fourth quarter and fiscal 2004 results.

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